SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2009


                         KESSELRING HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     000-52375                20-4838580
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

                 602 West Valley Mall Blvd., Union Gap, WA 98901
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (509) 453-4683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     As previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2009, the Company issued 2,000,000 shares of common stock to Southtech Solutions, Inc., an alleged creditor of the Company, in an effort to convert $20,000 in alleged debt to common stock. This stock was issued for the sole purpose of thwarting certain of the Company's shareholders from removing the sole director and Chief Executive Officer from those offices and to seize control of cash and other assets of King Brothers Woodworking, Inc. The issuance of such shares was alleged by the Company to have been issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and/or Rule 506 promulgated under Regulation D thereunder based on the alleged fact that Southtech Solutions, Inc. was an accredited investor as defined in Rule 501 of Regulation D.

     On December 16, 2009, a Federal Judge ruled that such stock issuance was invalid. See the discussion under "Pending Litigation," below. We are in the process of obtaining the unlawfully issued stock certificate and returning it to our transfer agent for cancellation.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     On November 16, 2009, certain shareholders of the Kesselring Holding Corporation owning a majority or plurality of our outstanding common stock ("Majority Shareholders") and acting pursuant to a written consent (i) removed Virgil Sandifer from his position of director on our board of directors and (ii) elected Greg N. Aff, Teddy B. Sparling and Gary E. King as directors on our board of directors. Therefore, Messrs. Aff, Sparling and King presently constitute our entire board of directors. Immediately following the execution of the written consent of shareholders by the Majority Shareholders, the newly elected members of our board of directors (i) terminated Joseph Silva and (ii) elected Gary E. King to the offices of President and Chief Executive Officer of Holding.

     By virtue, of the above shareholder actions, a change in control of Kesserling Holding Corporation occurred. The persons who acquired such control were the following shareholders who own the number of shares set forth opposite their respective names:


Don Craig                                                        500,409 shares
Teresita Craig                                                 2,102,379 shares
Kenneth & Rose Marie Craig                                     2,451,521 shares
Erin Craig                                                       700,409 shares
Gary E. King                                                   5,725,278 shares
Curtis P. & Lois A. King                                       2,965,000 shares
Nicola A. O'Sullivan, Trustee of The
 Nicola A. O'Sullivan Trust                                    2,257,379 shares
Teddy B. and Lisa Sparling                                     1,719,668 shares
Greg & Deena Aff                                                  40,000 shares
John & Candace Broadfoot                                          10,000 shares
Justin Craig                                                     700,409 shares
Lawrence D. & Arlene Wilder                                      197,333 shares
                                                              ------------------
                  Total Shares                                19,369,785 shares*

----------
* Represents over 53% of Kesselring Holding Corporation's issued and outstanding common stock. By virtue of their agreement to vote together for the change of control, each of the above named shareholders may be deemed to be the beneficial owner of 19,369,785 shares.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

     On November 16, 2009, certain shareholders of the Kesselring Holding Corporation ("Company") owning a majority or plurality of our outstanding common stock ("Majority Shareholders") and acting pursuant to a written consent (i) removed Virgil Sandifer from his position of director on our board of directors and (ii) elected Greg N. Aff, Teddy B. Sparling and Gary E. King as directors on our board of directors. Therefore, Messrs. Aff, Sparling and King presently constitute our entire board of directors. Immediately following the execution of the written consent of shareholders by the Majority Shareholders, the newly elected members of our board of directors (i) terminated Joseph Silva and (ii) elected Gary E. King to the offices of President and Chief Executive Officer of Holding.

     For some time prior to November 16, 2009, the Majority Shareholders were very concerned with the direction in which the Company's management ("Old Management") was taking the Company. For example, the Old Management had been requiring King Brothers Woodworking, Inc. ("King Bros.") to transfer hundreds of thousands of dollars from King Bros. bank accounts to the Company's bank accounts when, in fact, the Company had only two employees, Messrs. Sandifer and Silva. Finally, around the end of October 2009, the management of King Bros. told Messrs. Sandifer and Silva that they were not sending any more money to the Company.

     On November 13, 2009, Mr. Silva showed up at King Bros.' bank, Banner Bank in the State of Washington, and attempted to change the signatory authority on the King Bros. bank accounts and take control of the King Bros. money. On November 16, 2009, Mr. Silva then tried to terminate various employees and management personnel of King Bros. As a result of the activities of Messrs. Sandifer and Silva, the Majority Shareholders removed them from office in an effort to protect the assets of King Bros., which was the only operating entity under the Company's control.

     At the time of his removal from the board of directors, Mr. Sandifer did not serve on any committee of the board of directors. Mr. Sandifer has not furnished the Company with any written correspondence concerning the circumstances surrounding his removal from the board of directors.

LEGAL AUTHORITY FOR ABOVE ACTIONS:

     The Company is a corporation organized under the laws of the State of Delaware. Section 141(k) of the Delaware General Corporation Law ("DGCL") states that:

"Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors...."

     Section 228 of the DGCL permits shareholders to take action by their written consents and states as follows:

"Unless otherwise provided in the certificate of incorporation, any action required to be taken by this chapter to be taken at any annual or special meeting of stockholders of a corporation or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding

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
stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested."

     Our Certificate of Incorporation and amendments thereto do not mention or restrict written consents of shareholders. Article 8 of our Bylaws specifically authorizes written consents of shareholders and states as follows:

"Except as any provision of the General Corporation law may otherwise require, any action required by the General Corporation law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting ...."

     Article 7 of our Bylaws states in pertinent part as follows:

"Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors."

CONCLUSION

     Based on the facts that our shareholders were legally authorized to take action by their written consent, that such shareholders owned at least a plurality of the votes that could have been cast at any annual or special meeting of our shareholders, the shareholders lawfully removed Virgil Sandifer from our board of directors and elected Messrs. Greg N. Aff, Gary E. king and Teddy B. Sparling to our board of directors. The newly elected members of our board of directors then lawfully terminated Joseph Silva from the offices of Chief Executive Officer and Chief Financial Officer of the Company and appointed Gary E. King as our President and Chief Executive Officer. Furthermore, on December 16, 2009, Edward F. Shea, United States District Judge for the United States District Court, Eastern District of Washington entered an Order ruling that the removal of Messrs. Sandifer and Silva from their offices with the Company were proper. See the discussion under "Pending Litigation," below, for more information.

PENDING LITIGATION

     On November 16, 2009, the Majority Shareholders and some additional shareholders filed a Stockholders' Derivative Complaint (Including Request for Temporary Restraining Order) against Kesserling Holding Corporation, Kesserling Corp., Inc., Virgil Lee Sandifer, Jr., Joseph A Silva and Any Unknown Directors seeking damages (without designating an amount of damages) and requesting a temporary restraining order and thereafter a preliminary injunction to judicially restrain the defendants from (a) issuing additional stock; (b) hiring or terminating any board members and/or officers: (c) changing any banking arrangements involving King Brothers Woodworking, Inc.; (d) seizing or exerting control over any payments receiving or to be received by King Brothers; (f) issuing any payment to Searchlight; (g) declaring or issuing any dividends; and/or (h) engaging in any other drastic or material change that would affect the operation of Kesserling Holding Corporation, Kesserling Crop., Inc. or King Brothers Woodworking, Inc.

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
     This case was filed in the United States District Court, Eastern District of Washington. The case number is CV-09-3110-EFS. On November 24, 2009, the Court entered an order temporarily restraining the defendants from taking the types of actions described above. On December 16, 2009, the Court entered an order granting a preliminary injunction in favor of the plaintiffs and further ruled that the issuance of 2,000,000 shares to Southtech Solutions, Inc. was unlawful. See Item 3.02, above. A copy of the Court's December 16, 2009 Order is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     We fully intend to prosecute this case against the Old Management and other defendants who may be joined in the case later to recover the substantial damages they have caused the Company.

     The following information relates to our current directors and executive officers:

                        DIRECTORS AND EXECUTIVE OFFICERS

     Our executive officers are elected by the board of directors and serve at the discretion of the board. All of the current directors serve until the next annual shareholders' meeting or until their successors have been duly elected and qualified. The following table sets forth certain information regarding our current directors and executive officers:

     Name              Age             Position                  Director Since
     ----              ---             --------                  --------------

Gary E. King           69      President, Chief Executive      November 16, 2009
                               Officer, and Director

Greg N. Aff            44      Director                        November 16, 2009

Teddy B. Sparling      46      Director                        November 16, 2009

     Certain biographical information of our directors and officers is set forth below.

     GARY E. KING. Mr. King was elected to the offices of President, Chief Executive Officer and Director of the Company on November 16, 2009. From 2007 until the present day, Mr. King has served as the President and a Director of King Brothers Woodworking, Inc. ("King Bros."). From 1977 to 2007, Mr. King co-managed King Bros. where he handled financial and operational control of King Bros. From 1997 until 2007, Mr. King co-managed King Door and Hardware, Inc., a company founded by Mr. King and his brother, Curtis P. King. From 2007 until the present day, Mr. King has served as the President of King Door and Hardware, Inc. King Door and Hardware is a Division of King Bros. and King Bros. is a wholly owned subsidiary of Kesselring Corporation, Inc. Kesselring Corporation, Inc. is a wholly owned subsidiary of Kesselring Holding Co. Mr. King holds both a BS degree in Physics and an MBA degree from the University of Washington in Seattle, Washington. He currently serves as Treasurer on the Governing Board of Northwest University in Kirkland, Washington, which he joined in 1985.

     GREG N. AFF. Mr. Aff was elected as a Director of the Company on November 16, 2009. From May 2007 until the present day, Mr. Aff has held the position of General Manager of King Door and Hardware, a Division of King Bros. Mr. Aff is also the Chairman of the Management Advisory Committee of King Bros. From 1990 until May 2007, Mr. Aff held the position of Senior Contract Sales Representative for JDS Incorporated. He has written specifications for architects and has provided commercial building products for schools, hospitals, universities and office buildings.

     TEDDY B. SPARLING. Mr. Sparling was elected as a Director of the Company on November 16, 2009. Mr. Sparling was the owner and President of TBS Constructors, Inc. from 1989 until March 2005, when TBS Constructors was acquired by Kesselring Corporation. From March 2005 until October 2007, Mr. Sparling worked for Kesselring Corporation. Since he left Kesselring Corporation, he has served as President of Gulf & Bay Constructors, Inc. and since November 2008, he has served as President of Florida Fuel Solutions, LLC (a company focused on renewable fuels). Mr. Sparling has been a Licensed Florida Building Contractor since 1989.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     During the past five years, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

     (1) had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any of the following activities:

          (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

          (ii)  engaging in any type of business practice; or

          (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

     (4) was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph
          (3) (i), above, or to be associated with persons engaged in any such activity; or

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
     (5) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated.

DIRECTORSHIPS

     No Director of the Company or person nominated or chosen to become a Director holds any other directorship in any company with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of such Act or any other company registered as an investment company under the Investment Company Act of 1940.

ADDITIONAL MANAGEMENT CHANGES

     Our board of directors intends to appoint additional officers and possibly add additional board members in the future. However, no such persons have been identified and no formal plans have been developed to recruit and appoint such additional officers and directors at this time.

COMMITTEES OF THE BOARD OF DIRECTORS

     We do not currently have an audit or compensation committee. However, our board of directors intends to attempt to recruit additional persons to serve on our board of directors and, if enough independent directors join our board, then we will constitute audit and compensation committees at such time.

EMPLOYMENT AGREEMENTS AND OTHER COMPENSATION PLANS

     We do not have any employment agreements. For the fiscal year ended September 30, 2009, Gary E. King received total compensation of $132,772 in his capacity as President of King Brothers Woodworking, Inc. and Greg Aff received total compensation of $85,297 in his capacity as Manager of King Door and Hardware, a division of King Brothers Woodworking, Inc.

OTHER

     There are no arrangements or understandings between any of our directors and any other persons pursuant to which any of our directors was selected as a director. None of our newly elected directors currently serves on any committee of our board of directors or is expected to serve on any such committee in the near future. However, if and when committees are constituted, one or more of our directors may serve on one or more such committees.

ITEM 9.01 EXHIBITS

(d) Exhibits

    Exhibit No.              Description of Exhibit
    -----------              ----------------------

       99.1           Court Order dated December 16, 2009

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: December 21, 2009               KESSELRING HOLDING CORPORATION


                                       By: /s/ Gary E. King
                                           -------------------------------------
                                           Gary E. King
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX

    Exhibit No.              Description of Exhibit
    -----------              ----------------------

       99.1           Court Order dated December 16, 2009